Other gains, net (Tables)	12 Months Ended
Dec. 31, 2025
Other gains, net
Other gains, net

	For the years ended December 31,
	2023	2024	2025
Foreign currency exchange difference, net	—	—	(70)
Government grants	27	30	216
Service income	—	122	213
Dividend income	—	—	536
Fair value change on financial assets at FVPL, net (Note 11)	9	7	534
Write off of other payables, net	—	—	677
Others	49	8	38
	85	167	2,144